UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2025 (August 15, 2025)

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St.

Austin, Texas 78702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Common Stock at an exercise price for $11.50 per share	TE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 20, 2025, T1 Energy Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the second quarter ended June 30, 2025.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Item 2.02, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jaime Eduardo Gualy, 56, was appointed by the Company as its Chief Operating Officer (“COO”), effective August 15, 2025. Mr. Gualy previously served as the Company’s Executive Vice President of Corporate Development since January 2025 and as a consultant to the Company since May 2024. Mr. Gualy is the Founder and Managing Partner of Brittmoore Advisors, LLC, a strategic consulting firm specializing in energy. Previously, he co-founded and served as Chief Commercial Officer at Stagecoach Renewables LLC, a company backed by Apollo Global Management focused on acquiring renewable royalties. Additionally, Mr. Gualy was a Managing Director for a boutique energy investment bank and served in senior investment manager roles at Macquarie Capital, Carlyle Blue-Wave, and others.

The Company and Mr. Gualy are still finalizing the terms of his compensation for his new role as COO of the Company and such arrangements will be separately announced when finalized.

There are no family relationships between Mr. Gualy and any director or other executive officer, nor are there any transactions to which the Company was or is a participant and in which Mr. Gualy has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Gualy and any other persons pursuant to which he was selected as an officer.

Item 7.01. Regulation FD Disclosure.

The Company is also furnishing a Second Quarter 2025 Earnings Call presentation, dated August 20, 2025 (the “Presentation”), attached as Exhibit 99.2 to this Current Report on Form 8-K, which may be referred to on the Company’s second quarter 2025 conference call to be held on August 20, 2025. The Presentation will also be available on the Company’s website at https://www.t1energy.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 20, 2025, reporting T1 Energy Inc.’s financial results for the second quarter ended June 30, 2025.
99.2	Second Quarter 2025 Earnings Call presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 Energy Inc.

By:	/s/ Daniel Barcelo
	Name:	Daniel Barcelo
	Title:	Chief Executive Officer and Chairman of the Board

Dated: August 20, 2025

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